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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      February 19, 2001
                                                   ------------------------

                          GOLD BANC CORPORATION, INC.

            (Exact name of registrant as specified in its charter)

          KANSAS                         0-28936               48-1008593
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
       of incorporation)                                    Identification No.)


11301 Nall Avenue, Leawood, Kansas                                  66211
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  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   (913) 451-8050
                                                    ----------------------------
                                     None
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         (Former name or former address, if changed since last report)

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Item 5. Other Events.

     Gold Banc Corporation, Inc. ("the Company") made a presentation in Florida on February 19 and February 20, 2001, entitled Turning Gold Banc Into More Than Money. Attached as Exhibit 99.1 to this report, is a summary of the Company's presentation.

     In addition, the Company also distributed at the presentation the restated 4th quarter 2000 income statement, attached hereto as Exhibit 99.2.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2001.

                              Gold Banc Corporation, Inc.


                              By: /s/ Keith E. Bouchey
                                  -------------------------------------
                                  Keith E. Bouchey, Corporate Secretary

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